UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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  SWANK, INC

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

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SWANK, INC.

90 Park Avenue, New York, New York 10016

Notice of Annual Meeting of Stockholders

To our stockholders:

The 2008 Annual Meeting of Stockholders of Swank, Inc. (the “Company”) will be held at the Company’s offices at 656 Joseph Warner Boulevard, Taunton, Massachusetts 02780, on Thursday, August 21, 2008, at 9:30 a.m. local time, for the purpose of considering and acting upon the following:

1.	The election of two Class I directors to serve on the Company’s Board of Directors.
2.	The ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company.
3.	The approval of the Swank, Inc. 2008 Stock Incentive Plan.
4.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of record of common stock at the close of business on July 7, 2008 will be entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Jerold R. Kassner, Secretary

Dated:  July 18, 2008

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SWANK, INC.

90 Park Avenue

New York, New York 10016

____________________

PROXY STATEMENT

____________________

This Proxy Statement is being sent to stockholders of Swank, Inc., a Delaware corporation, in connection with the solicitation by our Board of Directors of proxies in the form enclosed for use at the Company’s 2008 Annual Meeting of Stockholders and at any adjournments or postponements thereof. In this Proxy Statement, we refer to Swank, Inc. as “we,” “us,” “our,” or the “Company” and we refer to the 2008 Annual Meeting of Stockholders, as it may be adjourned or postponed, as the “Annual Meeting.” This Proxy Statement is being sent to our stockholders on or about July 18, 2008.

Stockholders who own shares of our common stock of record as of the close of business on July 7, 2008 are entitled to notice of, and to vote at, the Annual Meeting. We refer to that time and date as the “record date.” On the record date, there were outstanding 6,011,805 shares of our common stock, which is our only class of voting securities. Each outstanding share of common stock at the close of business on the record date is entitled to one vote on all matters to be voted on at the Annual Meeting.

The presence, in person or by proxy, of a majority of the issued and outstanding shares of our common stock on the record date will constitute a quorum for purposes of the Annual Meeting. The affirmative vote of a plurality of votes cast, in person or by proxy, and entitled to vote for the election of directors will be required to elect directors. The affirmative vote of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote on the matter will be required to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008 and to approve the Swank, Inc. 2008 Stock Incentive Plan.

OWNERSHIP OF VOTING SECURITIES

Ownership by Certain Stockholders

The following table sets forth information at July 7, 2008 with respect to each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”) who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock, $.10 par value per share	The New Swank, Inc. Retirement Plan 90 Park Avenue New York, NY 10016	2,323,673 (1) (2)	38.7%
Common Stock, $.10 par value per share	John Tulin 90 Park Avenue New York, NY 10016	1,796,766 (3) (4)	29.9%
Common Stock, $.10 par value per share	Raymond Vise 8 El Paseo Irvine, CA 92715	1,396,537 (3) (5)	23.2%

Common Stock, $.10 par value per share	Steven L. Martin 825 Third Avenue New York, NY 10022	497,883 (6)	8.3%

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(1)    This amount includes 935,940 shares of common stock allocated to participants’ accounts in The New Swank, Inc. Retirement Plan (the “Retirement Plan”) and as to which such participants may direct the trustees of the Retirement Plan as to voting on all matters.

(2)    This amount also includes 1,205,316 shares of common stock allocated to participants’ accounts in the Retirement Plan as to which participants may direct the trustees as to voting only on certain significant corporate events and as to which the trustees may vote on all other matters in their discretion and 41,596 unallocated shares which the trustees may vote in their discretion. Shares allocated to such accounts as to which no voting instructions are received are required to be voted in the same proportion as shares allocated to accounts as to which voting instructions are received. This amount also includes 140,821 shares held in accounts under the Retirement Plan as to which participants may direct the trustees as to voting on all matters and may be disposed of in the discretion of the trustees.

(3)    John A. Tulin, our Chairman of the Board, Chief Executive Officer and a director, and Raymond Vise, a director of the Company, are co-trustees of the Retirement Plan. This amount includes 1,205,316 shares held in accounts as to which the trustees have sole voting power as to certain matters (see footnote 2 above); 41,596 unallocated shares which the trustees may vote in their discretion; and 140,821 shares held in accounts under the Retirement Plan which may be disposed of in the discretion of the trustees (see footnote 2 above).

(4)    This amount includes 1,060 shares owned by Mr. Tulin’s wife, 10,000 shares held jointly by Mr. Tulin and his wife, and 2,333 shares held by Mr. Tulin’s daughter.Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 30,811 shares allocated to his accounts under the Retirement Plan.

(5)    This amount includes 1,667 shares which Mr. Vise has the right to acquire within 60 days through the exercise of stock options granted under the 1994 Non-Employee Director Stock Option Plan (the “1994 Plan”). The 1994 Plan expired by its terms, and no further options may be granted thereunder, although the 1994 Plan remains in effect as to previously granted stock options.

(6)    The Company has been advised that: (a) Mr. Martin has sole voting and dispositive power as to 10,400 of such shares and shared voting and dispositive power as to 487,483 of such shares, (b) Slater Capital Management, L.L.C. (“SCM”) has shared voting and dispositive power as to 487,483 of such shares (8.1%), and (c) Slater Asset Management, L.L.C. (“SAM”) and Slater Equity Partners, L.P. (“SEP”) each have shared voting and dispositive power as to 428,983 of such shares (7.1%). According to a Schedule 13G, as amended, jointly filed by Mr. Martin, SCM, SAM and SEP, Mr. Martin is the manager and controlling owner of SCM and SAM, SCM is the investment adviser to two private investment funds, including SEP, and SAM is the general partner of SEP.

Ownership by Management

The following table sets forth information at July 7, 2008 as to the ownership of shares of our common stock with respect to:

•	each of our directors and nominees for election as directors;

•	each executive officer named in the Summary Compensation Table under the caption “Executive Compensation—Summary Compensation Table” below; and

•	all of our directors, nominees for election as directors, and executive officers as a group (9 persons).

We understand that, unless otherwise noted below, each person and each person in the group named below has sole voting and dispositive power with respect to the shares of common stock indicated as beneficially owned by such person or such group.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
John J. Macht	5,000		*
John Tulin	1,796,766	(1)	29.9%
Raymond Vise	1,396,537	(2)	23.2%
Eric P. Luft	103,203	(3)	1.7%
Melvin Goldfeder	210,341	(4)	3.5%
Michael M. Rubin	--		--
All directors and executive officers as a group (9 persons)	2,560,582	(5)	42.6%

*Less than one percent (1%).

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(1)    Includes the shares referred to in footnotes 3 and 4 of the first table above under the caption “Ownership of Voting Securities—Ownership by Certain Stockholders.”

(2)    Includes the shares referred to in footnotes 3 and 5 to the first table above under the caption “Ownership of Voting Securities—Ownership by Certain Stockholders.”

(3)    Includes an aggregate of 24,203 shares of common stock allocated to Mr. Luft’s accounts under the Retirement Plan.

(4)    Includes an aggregate of 17,943 shares of common stock allocated to Mr. Goldfeder’s accounts under the Retirement Plan.

(5)    Reference is made to footnotes (1) through (4) above. This amount also includes 128,178 shares of common stock allocated to the respective accounts of our executive officers under the Retirement Plan.

I. ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class to be as nearly equal in number as possible. At each annual meeting of stockholders, directors are elected for a term of three years, to succeed those in the class whose terms expire at that annual meeting, and the election and qualification of their respective successors.

At the Annual Meeting, stockholders will be electing two Class I directors for a term of three years, until the annual meeting of stockholders in the year 2011, and the election and qualification of their respective successors.

Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of the nominees for election as directors. Should the nominees not remain candidates at the time of the Annual Meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of any substitute nominees.

The following sets forth certain information about the nominees for election as directors of the Company and each director whose term of office will continue after the Annual Meeting, including his principal occupation or employment:

Nominee:

Eric Luft - Class I

Eric Luft, who is 53 years old, has served as our President since March 2007. Mr. Luft served as Senior Vice President-Men’s Division from October 1995 to March 2007, and as a Divisional Vice President of the Men’s Products Division from June 1989 until January 1993, when he was elected a Senior Vice President. Mr. Luft became a director in December 2000.

James Tulin (1) - Class I

James E. Tulin, who is 57 years old, has served as Senior Vice President-Merchandising of the Company since October 1995. For more than five years prior to October 1995, Mr. Tulin served as a Senior Vice President. Mr. Tulin has been a director since 1985.

Directors whose terms of office will continue after the Annual Meeting:

Raymond Vise (1)(2)(3)(4) - Class III

Raymond Vise, who is 86 years old, served as Senior Vice President of the Company for more than five years prior to his retirement in 1987. Mr. Vise became a director in 1963.

Michael M. Rubin (2) – Class III

Michael M. Rubin, who is 50 years old, has been the managing member of mRm & Associates, a management consulting firm, for more than the past five years.

John Tulin (1) - Class II

John Tulin, who is 61 years old, has served as the Company’s Chief Executive Officer since October 1995 and was elected to the additional position of Chairman of the Board in March 2007. Mr. Tulin served as our President from October 1995 until March 2007. Mr. Tulin joined us in 1971, was elected a Vice President in 1974, Senior Vice President in 1979, Executive Vice President in 1982, and President in October 1995. He has served as a director since 1975.

John J. Macht (2)(3)(4) - Class II

John J. Macht, who is 71years old, has been President of The Macht Group, a marketing and retail consulting firm, since July 1992. Mr. Macht became a director of the Company in 1995.

______________________

(1)	Member of the Executive Committee of the Board.

(2)    Member of the Audit Committee of the Board. There were five meetings of the Audit Committee during the fiscal year ended December 31, 2007. Mr. Rubin meets the independence requirements for audit committee members under the listing standards of The Nasdaq Stock Market, Inc., while Mr. Vise and Mr. Macht do not. The Audit Committee’s primary function is to assist our Board of Directors in fulfilling the Board’s oversight responsibility by reviewing the financial reports and other financial information provided by us to any governmental body or the public, our systems of internal controls regarding finance, accounting, legal compliance and ethics that may be established from time to time, and our auditing, accounting and financial reporting processes generally, as all more fully described in the charter of the Audit Committee. A copy of the Audit Committee’s charter is attached to this proxy statement as Exhibit B.

(3)    Member of the Executive Compensation Committee of the Board. There were no formal meetings of the Executive Compensation Committee during the last fiscal year, although the committee does meet informally throughout the year. This committee reviews and approves the annual compensation, including bonuses, for our Chief Executive Officer, the other employee members of the Board of Directors, (each of whom has an employment agreement with us (see “Executive Compensation—Employment Contracts and Severance Agreements” below)), and each of our other executive officers. The Executive Compensation Committee does not have a charter. The entire Board of Directors determines compensation of directors for their service as directors, approves the grant of stock options and any other awards under our 1998 Equity Incentive Compensation Plan, and approves the terms and conditions of any employment, severance, “change of control” or other written employment agreement with any of our executive officers. The Executive Compensation Committee does not have the authority to delegate its duties.

(4)   Member of the Stock Option Committee of the Board. There were no meetings of this committee during the last fiscal year. This committee administers our compensation plans under which stock and stock-based compensation is awarded other than under our 1998 Equity Incentive Compensation Plan, which is administered by the entire Board of Directors.

Family Relationships

There are no family relationships among any of the persons listed above, or among any of such persons and any of our other executive officers, except that John A. Tulin and James E. Tulin are brothers.

Meetings of the Board of Directors

There were four meetings of the Board during the last fiscal year. Each of the directors attended at least 75% of the aggregate of all such Board meetings and all meetings held by committees of the Board on which he served. Our policy is that all directors should make every reasonable effort to attend each annual meeting of stockholders. At the 2007 annual meeting of stockholders, five members of the Board were in attendance.

Directors’ Independence

Our common stock is traded in the over-the-counter market, and, accordingly, there are no listing standards relating to the independence of members of our Board of Directors that are applicable to us. Mr. Vise and Mr. Rubin meet the independence requirements for directors under the listing standards of The Nasdaq Stock Market, Inc. The other present members of our Board do not meet such requirements.

Nominations Process

Our Board of Directors does not have a nominating committee or a nominating committee charter. Historically, the entire Board of Directors has selected nominees for election as directors. Our Board believes that this process works well, particularly since it has been its practice to require unanimous approval by directors for the selection of director nominees.

The Board considers nominees that come to its attention from present members of the Board, from employees and other persons. Consideration of potential nominees typically will involve a series of internal discussions, review of information concerning the candidate, and, if appropriate, interviews with selected candidates. While no single factor is determinative in reviewing potential candidates for election to the Board, and there are no specific, minimum qualifications that a nominee must possess, the Board believes that the following factors generally should be considered in the process of selecting nominees for election as directors, whether the individual is recommended by the Board or by stockholders: educational experience, work experience and business acumen generally; the then current size and make-up of the Board; a willingness to work productively with the other members of the Board; the ability of the prospective nominee to represent the interests of our stockholders; professional experience in the men’s accessories, retail, licensing, importing, manufacturing and related industries; the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties as our director; the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for membership on our Board; and personal qualities of leadership, character, integrity and judgment. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of our and the Board’s perceived needs at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to consider, among other things, changes in our financial position, business trends, and the contributions and prospective contributions of members of, and nominees for membership on, the Board.

The Board will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board. A stockholder seeking to recommend a prospective nominee for consideration by the Board may submit the nominee’s name and qualifications to us by mailing it to Jerold R. Kassner, Secretary, Swank, Inc., 656 Joseph Warner Boulevard, Taunton, MA 02780.

Communications with the Board

Stockholders who desire to communicate with the Board, or with a specific director, including on an anonymous or confidential basis, may do so by delivering a written communication to the Board, or to the specific director, c/o the Secretary of the Company at the address set forth in the immediately preceding paragraph. The envelope of any communication which a stockholder wishes to be confidential should be conspicuously marked “Confidential” and the Secretary will not open the communication. The Secretary promptly will forward all stockholder communications to the Board and any specified directors.

Audit Committee Report

Management has the primary responsibility for our financial reporting process, including our financial statements, while the Board is responsible for overseeing our accounting, auditing and financial reporting practices. Our independent registered public accounting firm has the responsibility for the examination of our annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to our fiscal year ended December 31, 2007, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm;
•	Discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 114, as amended, relating to the conduct of the audit; and

•

Received the written disclosures and the letter from BDO Seidman, LLP regarding its independence as required by Independence Standards Board Standard No. 1, and has discussed with BDO Seidman, LLP that firm’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully,

John J. Macht, Chairman

Raymond Vise

Michael M. Rubin

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation of John Tulin, our Chairman of the Board and Chief Executive Officer, Eric P. Luft, our President, and Melvin Goldfeder, a Senior Vice President (we call these officers our “Named Officers”):

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
John Tulin, Chairman of the Board and Chief Executive Officer	2007 2006	$493,334 $451,667	$150,000 $200,000	--- ---	--- ---	--- ---	--- ---	$117,706 (1) $ 89,461	$761,040 $741,128
Eric P. Luft, President	2007 2006	$154,000 $154,000	$423,614 (2) $396,490	--- ---	--- ---	--- ---	--- ---	$52,157 (3)(5) $20,007	$629,771 $570,497
Melvin Goldfeder, Senior Vice President	2007 2006	$130,000 $130,000	$319,604 (4) $332,638	--- ---	--- ---	--- ---	--- ---	$36,318 (5) ---	$485,922 $462,638

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(1)

This amount includes financial planning services, a special allowance of $43,200, travel allowances of $9,750, automobile benefits (which include lease, insurance and maintenance expenses) of $31,706, and an allocation of $25,374 made to Mr. Tulin’s account in The New Swank, Inc. Retirement Plan.

(2)	This amount includes sales commissions of $403,614.
(3)	This amount includes automobile benefits of $15,056.
(4)	This amount includes sales commissions of $307,604.
(5)

These amounts include premiums paid by the Company on certain life insurance policies owned by the Company on the lives of the Named Officers; Company matches on deferrals made by the Named Officers to their 401(k) accounts under The New Swank, Inc. Retirement Plan; and the dollar value ($25,374, based on the closing price per share of our common stock on December 31, 2007) of share allocations made to each of Messrs. Luft and Goldfeder’s accounts in The New Swank, Inc. Retirement Plan.

Outstanding Equity Awards at Fiscal Year-End

No stock options or other equity incentive plan awards (whether vested or unvested) were outstanding at December 31, 2007.

Option Exercises and Stock Vested

No stock options vested, and no Named Officer exercised any stock options, during the fiscal year ended December 31, 2007. No SARs, restricted stock, restricted stock units or similar instruments have been granted to any of the Named Officers or were outstanding on such date.

Retirement Plans

During fiscal 2007, we maintained in effect the 1987 Deferred Compensation Plan, as amended (which we refer to as the “1987 Plan”). Messrs. Luft and Goldfeder are the only Named Officers that participate in the 1987 Plan. The 1987 Plan was originally adopted to provide certain of our executives with the ability to defer some of their compensation until retirement. We did not make any contributions to the 1987 Plan. The compensation the executives deferred, plus interest on those deferrals, were intended to be paid to the executives in the form of a monthly annuity payment over a period of 10 years. However, in 1999, we agreed with the executives who were not already receiving payments that no further deferrals would be made and that amounts already deferred, along with interest earned, would be returned to them. Since then, all of the compensation the executives previously had deferred has been returned to them. Interest on the deferred compensation continues to be paid to the executives, and earnings continue to accrue on the remaining interest amounts to be distributed. The interest rate used to credit earnings to each participant’s outstanding balance is based on the age and tenure of each participant and ranges from 6.5% per annum to 8.5% per annum. Interest paid under the 1987 Plan to Messrs. Luft and Goldfeder during 2007 was $3,910 and $15,814, respectively. We anticipate that all interest will be returned to the executives no later than the end of 2009.

Effective January 1, 1994, the Company amended and restated the Swank, Inc. Employees’ Stock Ownership Plan in a merger with the Swank, Inc. Employees’ Stock Ownership Plan No. 2 and the Swank, Inc. Savings Plan. The combined plans became The New Swank, Inc. Retirement Plan (the “Retirement Plan”). The Retirement Plan incorporates the characteristics of the three predecessor plans, and covers substantially all of our full time employees. The savings (401(k)) component of the Retirement Plan provides employees an election to reduce taxable compensation through contributions to the Retirement Plan. The Company may make matching annual cash contributions in the discretion of our Board of Directors. Shares of common stock acquired by the stock ownership component of the Retirement Plan are allocated to participating employees, and are vested on a prescribed schedule.

The Company provides postretirement life insurance, supplemental pension and medical benefits for certain groups of active and retired employees. These benefits are generally available to our senior corporate officers. The postretirement medical plan is contributory, with contributions adjusted annually; the death benefit is noncontributory. Included among these benefits are Medicare Supplement health insurance plans and reimbursement of Medicare Part B insurance premiums for qualifying corporate officers and their spouses. In addition, we provide a post-retirement life insurance plan for certain qualifying management employees as well as an additional executive post-retirement life insurance benefit for senior corporate and divisional officers. Employees generally are required to satisfy certain age and service requirements to receive these benefits.

Terminated Pension Plans

In 1983, we terminated our pension plans covering salaried employees and salesmen and purchased annuities from the assets of those plans to provide for the payment (commencing at age 62) of accrued benefits of those employees who were not entitled to or did not elect to receive lump sum payments. The accrued annual benefits for Messrs. John Tulin and Melvin Goldfeder under these annuities are $13,116 and $12,230, respectively.

Employment Contracts and Severance Agreements

We are a party to an amended and restated employment agreement with John Tulin. This agreement terminates on December 31, 2009, but on each December 31 during the term, the term is automatically extended so that on that last day of each calendar year, the employment term will be a three calendar year period, unless either we or John Tulin gives the other at least thirty (30) days notice that there will be no extension. Mr. Tulin is entitled to receive a minimum annual base salary of $500,000, and such other compensation, if any, as the Board of Directors shall determine. In addition, the agreement provides that for a period of thirty (30) days from and after the occurrence of a Change of Control (as described below), John Tulin has the right to terminate his employment agreement and receive payment of accrued but unpaid base salary and bonus compensation, if any, through the date of termination. If John Tulin’s employment agreement is terminated without cause, and he complies with provisions of his employment agreement that require him to maintain the confidentiality of our trade secrets and confidential information, and restrict him from soliciting for hire or hiring our employees, or engaging in certain competing businesses and other activities, he will be entitled to receive an amount equal to his base salary through the then applicable expiration date of the employment agreement as if no termination had occurred. If our agreement with Mr. Tulin is terminated because of the disability of Mr. Tulin, he is entitled to receive an amount equal to his average base salary for the three-calendar year period prior to disability, plus accrued but unpaid salary and bonus compensation, if any. If John Tulin dies during the employment term, his legal representatives are entitled to receive his base salary through the end of the following calendar year, plus accrued but unpaid bonus compensation, if any.

We are a party to an amended and restated employment agreement with Eric P. Luft, pursuant to which Mr. Luft serves as President of the Company. Under the amended and restated agreement, Mr. Luft is entitled to receive a base salary of $154,000, and commission compensation equal to the greater of (i) $128,000 and (ii) .05% of certain of our domestic net sales. The amended and restated agreement also provides that if at any time after a Change of Control, John Tulin shall no longer be the chief executive officer of the Company, then for a period of fifteen (15) days thereafter, Mr. Luft has the right to terminate his employment agreement and receive payment of accrued but unpaid base salary and accrued but unpaid commission compensation, if any, through the date this Agreement shall terminate. If Mr. Luft’s employment agreement is terminated without cause, and he complies with provisions of his employment agreement that require him to maintain the confidentiality of our trade secrets and confidential information, and restrict him from soliciting for hire or hiring our employees, or engaging in certain competing businesses and other activities, he will be entitled to receive $282,000 plus an additional amount equal to a pro rata portion of $282,000 for the number of months from the preceding July 1 to the last day of the calendar month in which his employment terminates. However, if his employment is terminated and he is entitled to receive amounts under his termination agreement with us (which is described below), Mr. Luft must choose to receive either (i) the amounts he may be entitled to under his employment agreement, or (ii) the amounts he may be entitled to under his termination agreement, but not both amounts. If the amended and restated agreement is terminated because of the disability of Mr. Luft, he is entitled to receive an amount equal to his average base salary and commission compensation for the three-calendar year period prior to disability, plus accrued but unpaid salary, commission compensation and bonus compensation, if any. If Mr. Luft dies during the employment term, his legal representatives are entitled to receive, in installments in accordance with the then applicable pay intervals for executive officers of the Company, an amount equal to his average base salary and commission compensation for the three-calendar year period prior to death, plus accrued but unpaid salary and bonus compensation, if any.

We are also parties to termination agreements with Messrs. John Tulin, Eric P. Luft and Melvin Goldfeder, as well as certain of our other corporate officers (we call each of these, a “Termination Agreement”). Each Termination Agreement contains an automatic annual extension on each December 31 unless we give 30 days written notice prior to the then current expiration date that there shall be no extension. In the event of a Change of Control, as that term is defined in the Termination Agreement, followed by a significant change in the duties, powers or conditions of employment of any such officer, the officer may within 2 years thereafter terminate his employment and receive a lump sum payment equal to 2.99 times the officer’s “base amount” (as defined in Section 280G (b)(3) of the Internal Revenue Code of 1986, as amended, of the “Internal Revenue Code”). For purposes of each of the employment agreements of John Tulin and Eric P. Luft, and the Termination Agreements, a “Change of Control” will be considered to have occurred if (i) there has occurred a change in control as the term “control” is defined in Rule 12b-2 promulgated under the Exchange Act as in effect on the date hereof; (ii) when any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), except for The New Swank, Inc. Retirement Plan and Trust or any other employee stock ownership plan or trust (or any of the trustees thereof) or other of our benefit plans, becomes a beneficial owner, directly or indirectly, of our securities representing twenty-five (25%) percent or more of our then outstanding securities having the right to vote on the election of directors; (iii) during any period of not more than two (2) consecutive years (not including any period prior to the execution of the Agreement), individuals (other than John Tulin) who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with us to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii)) whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board of Directors; (iv) when a majority of the directors (other than John Tulin) elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by our incumbent Board of Directors; (v) if our stockholders approve a merger or consolidation with any other corporation, other than a merger or consolidation which would result in the holders of our voting securities outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if our stockholders approve a plan of complete liquidation of the Company; or (vii) if our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended December 31, 2007:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
John J. Macht	$62,000	---	---	---	---	$107,174 (1)	$169,174
Raymond Vise	$48,000	---	---	---	---	$7,711 (2)	$55,711
Michael M. Rubin	$20,000 (3)	---	---	---	---	---	$20,000

_________________

(1)

Under agreements between us and The Macht Group, a marketing and retail consulting firm of which John J. Macht serves as President, The Macht Group is entitled to receive compensation based on net sales of products under license agreements entered into between us and licensors introduced to us by The Macht Group, and in certain instances, based on net sales of specified private label products. Aggregate compensation earned by The Macht Group under this arrangement during 2007 was $102,986.

(2)

Mr. Vise receives reimbursement for certain medical insurance premiums paid by him pursuant to benefits provided to certain of the Company’s retirees under our Post-Retirement Benefits Plan. Aggregate compensation paid to Mr. Vise under this program during 2007 was $4,352.

(3)

Michael M. Rubin was elected as a director at our annual meeting of stockholders held in August 2007. The amounts shown reflect directors fees paid to Mr. Rubin for the period from August 23, 2007 through December 31, 2007.

Each non-employee director receives a director’s fee of $6,000 for each meeting of the Board and $4,000 for each Board committee meeting attended by him in person or via teleconference except that Mr. Macht, Chairman of the Audit Committee, receives $6,500 for each committee meeting attended by him.

Certain Relationships and Related Transactions

During 2007 and 2006 we employed James E. Tulin (who is the brother of John Tulin) as Senior Vice President--personal leather goods. Mr. Tulin is responsible for the development of merchandise design and packaging concepts for our personal leather goods and accessories businesses. Aggregate compensation earned by Mr. Tulin for services rendered to us during 2007 totaled $461,799 and $425,384, respectively.

During 2007 and 2006, we employed Christine Tulin (who is the daughter of John Tulin) as Vice President -- men’s jewelry. Ms. Tulin is responsible for the development of merchandise design and packaging concepts for our various licensed and private label men’s jewelry collections. Aggregate compensation earned by Christine Tulin for services rendered to us during 2007 and 2006 amounted to $251,624 and $194,129, respectively.

On December 13, 2007, we purchased 30,000 shares of our common stock from Slater Equity Partners L.P. at a purchase price per share of $4.75 (an aggregate of $142,500). Steven L. Martin is the manager and controlling owner of SEP. We refer you to the table above under the caption “Ownership of Voting Securities -- Ownership By Certain Stockholders” for information as to the beneficial ownership by Steven L. Martin and SEP of shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership, and reports of changes of ownership, of our equity securities with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the statements furnished to us to date, or written representations that no statements were required, we believe that all statements required to be filed by such persons with respect to our fiscal year ended December 31, 2007 were all timely filed, except that Arthur Gately inadvertently filed one Form 4 late with regard to three transactions and the Retirement Plan inadvertently filed one Form 4 late with regard to one transaction.

II.  RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has appointed BDO Seidman, LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2008. BDO Seidman, LLP has been our auditor since October 2002. A representative of BDO Seidman, LLP, is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

Aggregate audit fees billed by BDO Seidman, LLP (“BDO”) for its audit of our financial statements for the years ended December 31, 2007 and December 31, 2006, for its review of the financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for fiscal 2007 and fiscal 2006, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal 2007 and fiscal 2006, were $224,600 and $210,800, respectively.

Audit-Related Fees

Aggregate fees billed by BDO for assurance and related services performed by BDO and reasonably related to the audit and review services performed by BDO described above under the caption “Audit Fees” totaled $28,100 and $27,100 for fiscal 2007 and 2006, respectively.

Tax Fees

In addition to the fees described above, aggregate fees of $31,500 and $26,635, respectively, were billed by BDO during the years ended December 31, 2007 and December 31, 2006, respectively, for income tax compliance and related tax services.

All Other Fees

None.

Pre-Approval Policies and Procedures

All audit-related services, tax services and other services were pre-approved by the Audit Committee of the Board of Directors. The Audit Committee’s pre-approval policies and procedures are to pre-approve, on a case-by-case basis, all audit, audit-related, tax and other services to be performed by our independent registered public accounting firm.

III.  APPROVAL OF Swank, Inc. 2008 Stock Incentive Plan

The Board of Directors is requesting that stockholders approve the Swank, Inc. 2008 Stock Incentive Plan, or the “2008 Plan.” Our 1998 Equity Incentive Compensation Plan, or the “1998 Plan” has expired by its terms as to the issuance of new awards, and remains in effect only for stock options that remain outstanding. Accordingly, the Company presently has no plan in effect for the grant of stock and stock based compensation, which has historically been the long-term component of our executive compensation program and which is intended to provide a commonality of interests between our executives and our stockholders. The 2008 Plan is designed to provide expanded equity compensation opportunities for those of our and our subsidiaries’ employees and non-employee directors who may in the future be selected to receive awards. We sometimes refer to those employees and non-employee directors as “participants” below.

On the record date, there were 375,000 shares of common stock subject to stock options outstanding under the 1998 Plan. On that date, the closing sale price of common stock as reported by Pink OTC Markets Inc. was $3.30 per share.

The following description of certain principal features of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, which is attached as Exhibit A to this proxy statement.

Purpose of the 2008 Plan

If approved by stockholders, the 2008 Plan will allow us to make grants of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, and stock awards to employees and non-employee directors. The purpose of these awards is to promote a greater identity of interest between employees and non-employee directors, on the one hand, and our stockholders at large, on the other hand, by increasing the participants’ proprietary interests in the Company. The 2008 Plan is also designed to provide us with flexibility in order to motivate, attract and retain the services of our employees and non-employee directors upon whose judgment, interest and effort the successful conduct of our operations are largely dependent.

Description of the 2008 Plan

Plan Term. The 2008 Plan will become effective on the date it is approved by stockholders and, subject to earlier termination by the Board of Directors, will terminate on August 20, 2018. No awards may be granted under the 2008 Plan prior to stockholder approval.

Administration. The 2008 Plan initially will be administered by a committee, which we refer to as the “2008 Plan Committee.” As long as we are subject to the periodic reporting requirements of the Exchange Act, the 2008 Plan Committee will consist of non-employee directors, as defined in Rule 16b-3 under the Exchange Act, and, in the discretion of the Board, “outside directors” as defined by Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2008 Plan, the 2008 Plan Committee will have, among other powers, the power to determine the employees and non-employee directors to whom awards are made; the nature and extent of any such awards; and the terms and conditions upon which awards may be made, exercised, and modified; and to make all other determinations and take all other actions necessary or advisable for the administration of the 2008 Plan.

Eligibility. Only employees and non-employee directors of the Company or its Subsidiaries (as defined in the 2008 Plan) are eligible to receive awards under the 2008 Plan. The 2008 Plan Committee will determine which employees and non-employee directors will participate in the 2008 Plan. As of the record date, there were approximately 240 employees and 3 non-employee directors who would be eligible to participate in the 2008 Plan.

Shares Available For Grants. The maximum number of shares of our common stock available for issuance under the 2008 Plan is 1,000,000. If any award granted terminates, expires, lapses, or is forfeited for any reason, the shares of common stock subject to the award will again be available for future awards. In addition, if the exercise price for a stock option is paid using previously acquired shares of common stock, the number of shares of our common stock available for future awards under the 2008 Plan will be reduced only by the net number of new shares of common stock issued upon the exercise of the option. Similarly, if shares of common stock are surrendered by a participant as full or partial payment of withholding taxes, or if the number of shares of common stock otherwise deliverable is reduced for payment of withholding taxes, the number of shares of common stock surrendered or withheld shall again be available for future awards under the 2008 Plan. The number of shares of common stock subject to each outstanding award, the exercise price, and the annual limits on and aggregate number of shares of common stock for which or from which awards may be made shall be adjusted in the 2008 Plan Committee’s discretion for events such as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations.

Written Agreements. Awards granted under the 2008 Plan will be set forth in a separate written agreement between the Company and the participant.

Annual Limits on Awards. Under the 2008 Plan, no participant may be granted an award in any calendar year for more than 250,000 shares of common stock.

Section 162(m) Performance-Based Awards. Awards may be granted that do or do not qualify as “performance-based compensation” under section 162(m) of the Internal Revenue Code, all in the discretion of the 2008 Plan Committee. Under Section 162(m), compensation paid for a calendar year to any Named Officer is not deductible if it exceeds $1,000,000. “Performance-based” compensation is not counted for purposes of this limit. Stock options and SARs are considered to be performance-based compensation if the exercise price or base value of the award is not less than the fair market value of the underlying shares on the date of grant of the award and the plan meets certain requirements. Other awards may be performance-based compensation if based on achievement of objective performance goals set by a committee and the plan meets certain requirements. The performance goals with respect to the 2008 Plan, if any, will be determined by the 2008 Plan Committee, may be based on a time period equal to, less than, or more than one year and may not be the same for all participants, may relate to performance of a subsidiary, division, strategic business unit or line of business, or may be based on the performance of the Company generally. Under the 2008 Plan, performance goals may be based on, among other things, the following: our stock value or increases therein, net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization), earnings per share or earnings per share growth, operating profit, operating cash flow, and operating or other expenses. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly, or otherwise situated, or a combination thereof. Each of the performance goals will be determined, where applicable, in accordance with generally accepted accounting principles. Generally, all awards of stock options and all SARs qualify as performance-based compensation. In addition, the 2008 Plan has been designed to enable any other award granted by the 2008 Plan Committee to qualify as performance-based compensation if the 2008 Plan Committee so designs the award.

Option Awards. The 2008 Plan Committee may grant an employee either an incentive stock option or a non-qualified stock option, and a non-employee director a non-qualified stock option. Option terms will be determined by the 2008 Plan Committee in its discretion (but may not be longer than 10 years for incentive stock options, or 5 years if the incentive stock options are granted to an employee possessing more than 10 percent of the Company’s or any Subsidiary’s combined voting power), but the exercise price for an option will not be less than 100 percent of the fair market value of a share of common stock at the date the option is awarded (or less than 110 percent of fair market value with respect to incentive stock options granted to an employee possessing more than 10 percent of the Company’s or any Subsidiary’s combined voting power). Fair market value for purposes of the 2008 Plan means the closing sales price per share of common stock as reported by Pink OTC Markets Inc. on the date of the award, or, if this value is inappropriate in the opinion of the 2008 Plan Committee, the value determined by the 2008 Plan

Committee. In addition, the aggregate fair market value, determined as of the date of grant, of shares of common stock issuable under incentive stock options which are exercisable for the first time during any calendar year may not exceed $100,000. Subject to the 2008 Plan Committee’s determination, the exercise price of any option may be paid in cash, by delivery of shares of common stock valued at fair market value at the time of exercise, or by a combination of these methods.

SAR Awards. The 2008 Plan authorizes the grant of stock appreciation rights, or SARs, to employees and non-employee directors. Upon exercise, the holder is entitled to receive, without any payment to the Company, cash, shares or a combination thereof equivalent in value to (1) an amount equal to the excess of the fair market value per share of common stock on the exercise date of the SAR over (2) the fair market value per share of common stock on the award date or any amount greater than the fair market value stated as the “base value” in the award agreement, multiplied by the number of shares with respect to which the SAR is being exercised. SAR terms will be determined by the 2008 Plan Committee in its discretion, but a SAR will not be exercisable more than 10 years from its grant date, and a SAR may only be exercised when the fair market value per share of common stock exceeds the base value. A SAR may be exercised with respect to all or part of the shares of common stock upon whatever terms and conditions the 2008 Plan Committee imposes upon the SAR. The 2008 Plan Committee has sole discretion to approve or disapprove a participant’s election to receive cash to the extent required by Rule 16b-3 under the Exchange Act, or the terms of the particular award agreement.

Restricted Stock Awards. Restricted stock is stock that may not be disposed of by a participant until the restrictions established by the 2008 Plan Committee lapse. The restrictions may take the form of a period during which the participant must remain employed or in service as a non-employee director, or may require the achievement of one or more pre-established performance criteria. Unless otherwise provided by the 2008 Plan Committee, holders of restricted stock will have voting and dividend rights with respect to the restricted shares. Shares of restricted stock will be forfeited in the event that specified service or performance goals are not achieved within the required time period.

Restricted Stock Unit Awards. A restricted stock unit is an award that is valued by reference to a share of common stock. Upon lapse of restrictions with respect to a restricted stock unit, a participant is entitled to receive, without any payment to the Company, an amount of cash or shares equal to the aggregate fair market value of the shares subject to the restricted stock unit with respect to which the restrictions lapse. The restrictions may take the form of a period during which the participant must remain employed or in service as a non-employee director, or may require the achievement of one or more pre-established performance criteria. Holders of restricted stock units will have no right to vote the shares represented by the units. In addition, unless otherwise provided by the 2008 Plan Committee, holders of restricted stock units will have no rights to dividends and other distributions paid in cash or property other than shares of common stock which would have been paid with respect to the shares represented by the restricted stock unit. Any dividends or other distributions paid in shares of common stock will increase the number of restricted stock units, and if an award provides for crediting dividends and other distributions paid in cash or property other than shares of common stock, these amounts will entitle the participant to an equivalent number of additional restricted stock units based on the fair market value of shares of common stock on the date of those dividends or other distributions. Restricted stock units will be forfeited in the event that specified service or performance goals are not achieved within the required time period. Payment for vested restricted stock units may be made when the restrictions lapse, if provided for in the award agreement, on a delayed basis either on an elective or non-elective basis.

Stock Awards. The 2008 Plan Committee may grant unrestricted shares of common stock to employees and non-employee directors. The shares of common stock subject to these awards would not be subject to any restrictions and would be immediately transferable by the participant.

Termination of Employment or Service. Except as provided in the award agreement, in the event that a participant terminates his employment or service with us or our subsidiaries for any reason, the unvested or restricted portion of an award under the 2008 Plan will be forfeited. A participant’s right to exercise or be paid a vested award after termination of employment or service will be as set forth in the written agreement governing the award.

Change in Control. The 2008 Plan Committee may, at the time an award is made or thereafter, take any one or more of the following actions in connection with a change in control (as defined in the 2008 Plan): (1) provide for the acceleration of any vesting periods; (2) provide for the purchase or settlement of any such award for cash; (3) make an adjustment to the award as the 2008 Plan Committee deems appropriate to reflect the change in control; or (4) permit any award to be assumed by the acquiring or surviving corporation.

Non-Transferability. Awards granted under the 2008 Plan generally may not be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or the laws of descent and distribution unless otherwise provided in the agreement evidencing the award.

Amendment and Termination of the Plan. The Board of Directors may terminate, amend, or modify the 2008 Plan from time to time in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Internal Revenue Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of a securities exchange, if any, on which our shares are then listed, any regulatory body having jurisdiction, or pursuant to any other applicable laws, rules, or regulations. It is anticipated that stockholder approval of any amendments will normally be required if an amendment would materially increase the benefits that can be provided, materially increase the number of shares that may be issued or the compensation that may be provided, or materially modify the requirements as to eligibility for participation. No amendment or modification of the 2008 Plan, other than capital adjustments due to the events noted above under the caption “Shares Available for Grants,” may adversely affect any awards previously granted under the 2008 Plan without the participant’s written consent.

Federal Income Tax Consequences of Awards Granted under the 2008 Plan

The following is a summary of the principal federal income tax consequences of awards that may be granted under the 2008 Plan. The summary is not intended to be exhaustive; it does not purport to cover all of the special rules relating thereto, including special rules relating to holders of options subject to Section 16(b) of the Exchange Act, the exercise of stock options with previously-acquired shares of our common stock, or the state, local or foreign income or other tax consequences or considerations in connection with awards. Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the 2008 Plan.

Stock Options and SARs. A participant will not recognize taxable income for federal income tax purposes upon the grant of a non-qualified stock option, an incentive stock option or a SAR. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess, if any, of the aggregate fair market value of the shares of common stock acquired on the date of exercise over the aggregate exercise price of the non-qualified stock option. Upon exercise of a SAR, the participant will recognize ordinary income in an amount equal to any cash and the fair market value of the shares of common stock received. The participant’s basis in the shares of common stock acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized, and the Company is generally entitled to a tax deduction at that time for any ordinary income the participant recognizes. If a participant later sells shares of common stock acquired pursuant to the exercise of a non-qualified stock option or an SAR, he or she will recognize long-term (if held more than one year) or short-term capital gain or loss, depending on the period for which the shares of common stock were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an incentive stock option (provided the participant exercises it during employment or within three months thereafter (or one year thereafter if termination of employment is due to the participant’s disability)), a participant will not recognize any taxable income. If a participant disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the optionee will recognize long-term capital gain or loss on the sale of the shares and the Company will not be entitled to any tax deduction. However, if a participant disposes of such shares prior to the end of the requisite holding periods, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. In that case, the participant will recognize ordinary income equal to the fair market value of the shares as of the exercise date over the exercise price. If the amount the participant receives is less than the fair market value on the date of exercise, the participant will recognize ordinary income only to the extent the amount received on the sale exceeds the exercise price. In addition to the federal income tax consequences described above, a participant may be subject to the alternative minimum tax upon the exercise of the option, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares of common stock over the exercise price therefor increases alternative minimum taxable income upon which the alternative minimum tax is calculated.

Restricted Stock. Generally, the grant of restricted stock will not result in taxable income to the participant or a deduction for the Company in the year of grant if the restricted stock is subject to a substantial risk of forfeiture and is nontransferable within the meaning of Section 83 of the Internal Revenue Code. In such case, the value of such restricted stock will be taxed as ordinary income to a participant when the risk of forfeiture lapses or the restricted stock becomes transferable. Alternatively, a participant may elect to treat as income the fair market value of the restricted stock on the date of grant (despite the restrictions) by making an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of such grant. The Company will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in the year the income is recognized. The grant of restricted stock that is not subject to a substantial risk of forfeiture or is transferable will be taxable to a participant at the time of grant.

Other Awards. Generally, when a participant receives payment with respect to restricted stock units or stock awards, the amount of cash and the fair market value of the shares of common stock, or other securities or property received, net of any amount paid by the participant, will be ordinary income to such participant and will generally be allowed as a tax deduction to the Company.

Withholding Taxes. Whenever the grant of an award, the exercise of a stock option, the lapse of restrictions or the disposition of shares of common stock, or any other taxable event results in the recognition of ordinary income as described above, the Company will be required to withhold applicable income and employment taxes (including any amount required to be withheld under the Federal Insurance Contributions Act). The 2008 Plan allows the Company to deduct and withhold, or require a participant to remit to the Company, an amount sufficient to satisfy taxes that are required by law to be withheld. At the request of a participant and with the approval of the 2008 Plan Committee, the 2008 Plan Committee may withhold shares of common stock otherwise payable to the participant in satisfaction of the amount of taxes to be withheld. The value of the withheld shares will be based on the fair market value of the shares on the date the amount of the tax to be withheld is to be determined.

Other Federal Income Tax Aspects. Internal Revenue Code Section 409A, which was enacted as part of the American Jobs Creation Act of 2004, sets forth specific tax requirements relating to nonqualified deferred compensation plans. Specifically, Section 409A imposes restrictions regarding the timing of elections and payments or settlements of awards to the extent not exempt from Section 409A. If a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, all amounts deferred and vested under the plan will be immediately includible in gross income. These amounts will also be subject to an additional twenty percent (20%) federal income tax and will be subject to interest on federal underpayments from the year the compensation vests. Under current IRS guidance, stock options, and SARS, restricted stock, restricted stock units that are paid at or shortly after vesting, and stock awards that are granted under the 2008 Plan are exempt from the requirements of Section 409A. Other awards under the 2008 Plan may be treated as nonqualified deferred compensation to which Section 409A applies, and in such case it is generally our intent that such awards be designed to comply with the election timing, payment timing and other requirements of Section 409A. The 2008 Plan Committee is authorized to amend awards and declare elections void as may be necessary to permit the award to be exempt from, or to comply with, Section 409A.

New Plan Benefits

The 2008 Plan Committee has the power and discretion to administer the 2008 Plan, including, without limitation, to determine if and when to grant awards, the employees and non-employee directors to whom awards, if any, will be made, the nature and extent of any such awards, and all other terms and conditions upon which awards may be made. Accordingly, benefits or amounts to be granted or allocated to, or received by, participants in the 2008 Plan are not yet determinable.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2007 concerning the 1998 Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	0	--	375,000 (1)

Equity compensation plans not approved by security holders	0	--	0

Total	0	--	375,000 (1)

_________________

(1) Subsequent to the end of 2007, the Company granted to employees options to purchase the 375,000 shares of our common stock that remained available for issuance under the 1998 Plan at the end of 2007.

Required Vote

The 2008 Plan is subject to approval by a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote “FOR” approval of the 2008 Plan. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted “FOR” approval of the 2008 Plan.

MISCELLANEOUS

Any proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred in the proxy by:

•	delivering a written notice revoking the proxy to our Secretary, Jerold R. Kassner, at 656 Joseph Warner Boulevard, Taunton, Massachusetts 02780 at any time prior to or at the Annual Meeting;

•	delivering a duly executed proxy bearing a later date to our Secretary at the address set forth above or at the Annual Meeting; or

•	voting in person at the Annual Meeting.

In order to be included in the proxy materials for our 2009 annual meeting of stockholders, stockholder proposals must be received by the Company on or before March 19, 2009. As to any proposal intended to be presented by a stockholder without inclusion in our proxy statement and form of proxy for our 2009 annual meeting of stockholders, the proxies named in our form of proxy for that meeting will be entitled to exercise discretionary authority on any such proposal unless we receive notice of the matter on or before June 2, 2009. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on such matter to the extent permitted by Rule 14a-4(c)(2) of the Exchange Act.

The solicitation of proxies in the accompanying form will be made, at the Company’s expense, primarily by mail. In addition, proxies may be solicited in person or by telephone, telegraph, or facsimile or other electronic transmission, by officers, directors and regular employees of the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians their reasonable expenses for forwarding the proxy material to beneficial owners and obtaining their instructions.

The shares represented by proxies submitted which contain abstentions or broker non-votes will be considered to be present at the Annual Meeting in determining the presence of a quorum. Shares of common stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of common stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.

The accompanying proxy will be voted as specified by stockholders. If no specification is made, it is intended that the proxy will be voted FOR the election of all directors, FOR ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm, and FOR approval of the Swank, Inc. 2008 Stock Incentive Plan.

The Board does not know of any other matter to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

Jerold R. Kassner

Secretary

July 18, 2008

Exhibit A

SWANK, INC. 2008

STOCK INCENTIVE PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1        Establishment of the Plan. Swank, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive stock plan for the Company and its Subsidiaries to be known as the “Swank, Inc. 2008 Stock Incentive Plan.” The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Awards to Employees; and Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Awards to Non-Employee Directors.

The Plan was adopted by the Board of Directors of the Company on June 19, 2008, and shall become effective upon approval of the Plan by the stockholders of the Company in accordance with applicable laws (the “Effective Date”). Awards under the Plan may not be granted prior to the Effective Date of the Plan.

1.2        Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees and Non-Employee Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Employees and Non-Employee Directors upon whose judgment, interest, and effort the successful conduct of its operation is largely dependent.

1.3        Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIII herein, until August 20, 2018 (the “Term”), at which time it shall terminate, except that Awards made prior to, and which are outstanding on, that date shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1        Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)          “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer or director of the Company and by the Participant.

(b)          “Award” or “Grant” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Stock Awards.

(c)          “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.

(d)          “Board” or “Board of Directors” means the Board of Directors of the Company, unless such term is used with respect to a Subsidiary, in which event it shall mean the Board of Directors of that Subsidiary.

(e)          “Change in Control” means the occurrence, on or after the Effective Date, of any of the following:

(i) a change in control as the term “control” is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the “Exchange Act”);

(ii)          when any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), except for an employee stock ownership trust (or any of the trustees thereof) of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the Company’s then outstanding securities having the right to vote on the election of directors;

(iii)         during any period of not more than two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board of Directors;

(iv)          when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company’s incumbent Board of Directors;

(v)           if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation;

(vi)          if the stockholders of the Company approve a plan of complete liquidation of the Company; or

(vii)         if the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company’s assets.

For purposes of this definition, the term “person” shall include any individual, corporation, partnership, group, association, or other “person,” as such term is used in Section 14(d) of the Exchange Act, other than the Company (or its successor), any entity in which the Company (or its successor) owns a majority of the voting interest, or any employee benefit plan(s) sponsored by the Company (or its successor).

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)          “Committee” means the committee of the Board appointed to administer the Plan pursuant to Article III herein. As long as the Company shall be subject to the periodic reporting requirements under the Exchange Act, all of the members of the Committee shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and, in the discretion of the Board, “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended.

(h)	“Company” means Swank, Inc., or any successor thereto as provided in Article XV herein.

(i)           “Employee” means an officer or other employee of the Company or its Subsidiaries (including any corporation, partnership, limited liability company, or joint venture, which becomes a Subsidiary after the adoption of the Plan by the Board).

(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)          “Fair Market Value” of a Share means the closing sales price per share of the Stock as reported by Pink OTC Markets Inc. on the Grant Date; provided, that if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(l)          “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(m)         “Non-Employee Director” means an individual who is a member of the Board of the Company or a Subsidiary and who is not an employee of the Company or a Subsidiary (including any corporation, partnership, limited liability company, or joint venture, which becomes a Subsidiary after the adoption of the Plan by the Board).

(n)          “Non-Qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option.

(o)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(p)          “Participant” means an Employee or Non-Employee Director who is granted or receives an Award under the Plan.

(q)          “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that a Participant is entitled to exercise, receive, or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit, or line of business, which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on, among other things, in the discretion of the Committee, Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital, or investment, sales or revenues or growth thereof, gross, operating, or other margins, or implementation, management, or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly, or otherwise situated, or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

The Committee, in its sole discretion but subject to any limitations under Section 162(m) of the Code, if applicable, in the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

To the extent required by the Code, prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of Stock).

 (r)           “Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units are restricted, pursuant to Article VIII or IX herein.

(s)          “Plan” means the Swank, Inc. 2008 Stock Incentive Plan, as hereafter from time to time amended.

(t)          “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.

(u)          “Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. A Restricted Stock Unit is sometimes referred to as a “Restricted Unit.” Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

(v)	“Stock” or “Shares” means the common stock of the Company.

(w)         “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(x)	“Stock Award” means an award of Stock granted to a Participant pursuant to Article X herein.

(y)          “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (“Section 424(f) Corporation”) and any partnership, limited liability company or joint venture in which either the Company or a Section 424(f) Corporation is at least a fifty percent (50%) equity participant.

ARTICLE III

Administration

3.1        The Committee. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised, (ii) to determine all terms and provisions of each Agreement, which need not be identical, (iii) to construe and interpret the Agreements and the Plan, (iv) to establish, amend, or waive rules or regulations for the Plan’s administration, (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan, and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

The Chairman of the Committee, the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents, and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

3.2        Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees and/or Non-Employee Directors as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3        Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

3.4        Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, but except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of Rule 16b-3, (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code, and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

ARTICLE IV

Stock Subject to the Plan

4.1        Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 1,000,000 (all of which may be awarded as stock options). Except as provided in Section 4.2 herein, only Shares actually issued in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2	Lapsed Awards or Forfeited Shares; Shares Used as Payment of Exercise Price or for Taxes.

(a)          If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

(b)          In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option. In addition, in determining the number of shares of Stock available for Awards, if Stock has been delivered or exchanged by, or withheld from, a Participant as full or partial payment to the Company for payment of withholding taxes, or if the number of shares of Stock otherwise deliverable by the Company has been reduced for payment of withholding taxes, the number of shares of Stock exchanged by or withheld from a Participant as payment in connection with the withholding tax or so reduced by the Company shall again be available for the grant of an Award under the Plan.

4.3        Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price, and the annual limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations of or by the Company.

4.4         Maximum Number of Shares Subject to Grant. No Participant may be granted an Award in any calendar year for more than 250,000 Shares.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are all Employees and all Non-Employee Directors who, in the opinion of the Committee, merit becoming Participants.

ARTICLE VI

Stock Options

6.1        Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder; and no ISO may be granted to a Non-Employee Director.

6.2        Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option.

6.3        Option Price. The exercise price per Share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, in order for an Option to be an ISO where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Grant Date.

6.4         Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable after the expiration of ten years from its Award Date. In addition, in order for an Option to be an ISO where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must not be exercisable after the expiration of five years from its Award Date.

6.5        Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6        Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, or by a combination of the foregoing.

As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name.

6.7        Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to an Option, Stock delivered on exercise of the Option may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor or otherwise in the event the Participant does not complete a specified service period after exercise.

ARTICLE VII

Stock Appreciation Rights

7.1        Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees and Non-Employee Directors, at the discretion of the Committee.

7.2        SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.5), the duration of the SAR, the number of Shares to which the SAR pertains, and such other provisions as the Committee shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

7.3        Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.4        Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value (as defined in Section 7.5).

7.5         Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the “Base Value” of the SAR designated in the Agreement (which “Base Value” shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement).

Payment of the SAR Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (ii) in cash, or (iii) in a combination thereof, all as determined by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement.

To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

7.6        Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to a SAR, Stock delivered on exercise of the SAR may be designated as Restricted Stock in the event the Participant does not complete a specified service period after exercise.

ARTICLE VIII

Restricted Stock

8.1        Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company until the termination of the Period of Restriction pertaining thereto.

8.2        Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan, which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

8.3        Other Restrictions. The Committee may impose such other restrictions under applicable law, including, without limitation, under Federal or state securities laws, as it may deem advisable, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.4        Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Swank, Inc. 2008 Stock Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of Swank, Inc.”

8.5        Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal(s) by the Committee. Once the Shares are released from the restrictions, the legend required by Section 8.4 herein shall be removed, and the Company shall cause the appropriate number of Shares to be issued in the Participant’s name.

8.6        Voting Rights. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise voting rights with respect to those Shares.

8.7        Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than Shares until the Shares of Restricted Stock to which the dividends and other distributions relates vest), during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than Shares with respect to those Shares of Restricted Stock. If any dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the Shares of Restricted Stock with respect to which they were distributed.

8.8        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Committee, the Shares of Restricted Stock which were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company.

ARTICLE IX

Restricted Stock Units

9.1        Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing one Share) to such Employees and Non-Employee Directors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2        Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If a Restricted Stock Unit Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan, which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

9.3        Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the Restricted Stock Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant’s Restricted Stock Units with respect to which they were declared based on one Share equaling one Restricted Stock Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.4        Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the restrictions lapse by (ii) the Fair Market Value per Share on the date the restrictions lapse (such amount, the “RSU Value”).

The Agreement may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by Section 409A of the Code.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in cash or Shares as provided in the Agreement, valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment.

9.5        Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares issued in connection with a Restricted Stock Unit under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under any stock exchange upon which such Shares are then listed, and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to a Restricted Stock Unit, Stock issued in connection with a Restricted Stock Unit may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Fair Market Value thereof or otherwise in the event the Participant does not complete a specified service period after issuance.

9.6        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Committee, the Restricted Stock Units which were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company.

ARTICLE X

Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to one or more Employees and Non-Employee Directors in such amount or amounts as it shall determine. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding). Payment of a Stock Award shall be effected as soon as practicable after the Award Date.

ARTICLE XI

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee, (ii) provide for the purchase or settlement of any such Award by the Company, with or without a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable, (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control, or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XII

Modification, Extension, and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that the exercise price of any Award may not be lowered other than pursuant to Section 4.3 herein. In addition, the Committee may accept the surrender of outstanding Awards granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the surrendered Awards or awards and are not of a different type (with Options and SARs being one type and all other Awards being a different type), and otherwise, the new Awards may specify a longer term than the surrendered Awards or awards, may provide for more rapid vesting and exercisability than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIII

Amendment, Modification, and Termination of the Plan

13.1      Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations.

13.2      Awards Previously Granted. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.3 or 16.10 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XIV

Withholding

14.1      Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

14.2       Stock Withholding. With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XV

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVI

General

16.1      Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations (i.e., exchanges) as may be required.

16.2       Effect of Plan. The establishment of the Plan shall not confer upon any Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Employee or Non-Employee Director. Participation in the Plan shall not give any Employee or Non-Employee

Director any right to be retained in the employment or service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Employee or Non-Employee Director who receives an Award shall have rights as a stockholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

16.3      Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

16.4      Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed, and administered in accordance with the laws of the State of Delaware, and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

16.5      Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.6      Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

16.7      Transferability. Unless the Agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided in this section, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner, other than by will or the laws of descent and distribution. The Committee may in its sole discretion grant an Award (other than an ISO) or amend an outstanding Award (other than an ISO) to provide that the Award is transferable or assignable to a member or members of the Participant’s “immediate family,” as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant’s immediate family, or to a partnership or other entity whose only owners are members of the Participant’s family; provided that, following any such transfer or assignment, the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

16.8      Termination of Employment or Service. Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, then the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and changes in status between that of an Employee and a Non-Employee Director shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a Change in Control, with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

16.9      Registration and Other Laws And Regulations. The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue, or deliver Shares under such Awards, shall be subject to all applicable federal, state, and foreign laws, rules, and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state, or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

16.10     Nonqualified Deferred Compensation Plan Omnibus Provision. It is intended that any compensation, benefits, or other remuneration, which is provided pursuant to or in connection with the Plan, which is considered to be nonqualified deferred compensation subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

ARTICLE XVII

Substitution of Awards under Other Plans or Agreements

The Committee is hereby authorized to grant Awards on such basis as it deems appropriate, and to effect the issuance of Shares of Stock under this Plan in substitution for options, stock appreciation rights, or other forms of equity compensation awarded and outstanding under any equity compensation plan of, or agreement entered into with, a business entity which is acquired by the Company or otherwise becomes a Subsidiary on such terms and conditions as it deems appropriate. The Committee is expressly authorized to provide that the exercise price of an assumed option or stock appreciation right may be higher or lower than the Fair Market Value of the Stock to which a substitute Option or SAR relates in order to approximate the inherent economic value of the assumed option or stock appreciation right.

Exhibit B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

SWANK, INC.

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the “Board”) of Swank, Inc. (the “Corporation”) in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of one or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent director will be based on the rules of The Nasdaq Stock Market, Inc. for audit committees and the provisions of the Securities Exchange Act of 1934 and the rules and regulations thereunder, in each case, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the “Chairman”) is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.	MEETINGS

The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation’s quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

The duties of the Audit Committee shall include the following:

Documents/Reports Review

1.	Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2.	Review, prior to its filing or prior to its release, as the case may be, the Corporation’s Form 10-K and annual report to stockholders.

3.	Review the Corporation’s Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

4.

Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Accountants

5.

Select independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants’ independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, as amended, modified or supplemented from time to time, relating to the scope and results of each audit.

6.

Approve, in advance, each audit and permitted non-audit service to be performed by the independent auditors, policies and procedures regarding the engagement of the independent auditors for particular types of audit and non-audit services to the extent consistent with and permitted by the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended, modified or supplemented from time to time; provided, that the Committee is given notice of each engagement for such services by the Corporation and such policies and procedures do not include delegation by the Committee of its responsibilities under applicable law, rules and regulations to the Corporation’s management.

7.	Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

8.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9.	Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation’s financial statements.

Financial Reporting Processes

10.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11.	Review with the independent accountants and management major changes to the Corporation’s auditing and accounting principles and practices.

Process Improvement

12.

Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.	Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation’s financial statements.

15.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance

16.	Review, with the Corporation’s counsel, legal and regulatory matters that may have a significant impact on the Corporation’s financial statements, including corporate securities trading policies.

Other Responsibilities

17.

Perform any other activities consistent with this Charter, and the Corporation’s Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

ANNUAL MEETING OF STOCKHOLDERS OF

SWANK, INC.

August 21, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 082108

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of two (2) Class I directors to serve on the Company's Board of Directors:

NOMINEES:
○ Eric P. Lut
○ James E. Tulin

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: **To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:** ●

	FOR	AGAINST	ABSTAIN
2. The approval of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company for the year 2008.	☐	☐	☐
3. The approval of the Swank, Inc. 2008 Stock Incentive Plan.	☐	☐	☐

A PROPERLY EXECUTED PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, "FOR" ITEMS 2 AND 3, AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SWANK, INC.

90 Park Avenue, New York, New York 10016
Proxy for Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Jerold R. Kassner and John Tulin, and each of them, with full power of substitution, the attorneys and proxies of the undersigned, to attend the 2008 Annual Meeting of Stockholders of SWANK, INC. (the "Company") to be held at the Company's offices at 656 Joseph Warner Blvd., Taunton, Massachusetts 02780, on August 21, 2008 at 9:30 A.M. local time, and all adjournments thereof, to vote all shares of Common Stock of the Company which the undersigned may be entitled to vote upon the following matters:

(Continued and to be signed on the reverse side)

14475